UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 1998
                                                  -------------


                          OCWEN ASSET INVESTMENT CORP.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           VIRGINIA                       000-22389              65-0736120
--------------------------------------------------------------------------------
   (STATE OR OTHER JURISDICTION          (COMMISSION          (I.R.S. EMPLOYER
        OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)


                              THE FORUM, SUITE 1000
        1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (561) 681-8000
                                                     --------------


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





                                  PAGE 1 OF 10
                             EXHIBIT INDEX ON PAGE 4

ITEM 5     OTHER EVENTS

The news release of Ocwen Asset Investment Corp. dated July 23, 1998, announcing the results for the second quarter of 1998 is attached and filed herewith as
Exhibit 99.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

    (c)    Exhibits

           The following exhibit is filed as part of this report:

           (99)  News  release of Ocwen Asset  Investment  Corp.  dated July 23,
                 1998.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN ASSET INVESTMENT CORP.
                                       (Registrant)


                                       By:  /s/   MARK S. ZEIDMAN
                                            ---------------------------------
                                                  Mark S. Zeidman
                                                  Senior Vice President
                                                  and Chief Financial Officer



Date:   July 24, 1998

  EXHIBIT NO.     DESCRIPTION                                              PAGE

      99          News release of Ocwen Asset Investment Corp. dated         5
                  July 23, 1998, announcing the results for the second quarter of 1998.